Supplement Dated May 6, 2010

To Prospectus Dated May 1, 2010 for
Values Advantage

Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following changes were made effective November 2, 2009. However, these changes were omitted from your May 1, 2010 prospectus.

Sales Charge Calculation

As disclosed in your prospectus, the sales charge we deduct from each Purchase Payment you make under your Contract is calculated by multiplying the Purchase Payment by the applicable sales charge percentage.

For Contracts purchased on or after November 9, 2009, we will determine the sales charge percentage based upon the current Purchase Payment plus the greater of: 1) the current Contract Value; or 2) the sum of all previous Purchase Payments less any previous partial surrenders, so long as you submit your Purchase Payment through your broker-dealer representative. We reserve the right to discontinue determining the sales charge percentage in this manner at any time.

For Contracts purchased on or after May 1, 2005, but before November 9, 2009, the sales charge percentage is based upon the current Purchase Payment plus the current Contract Value on the date we accept the Purchase Payment.

For Contracts purchased before May 1, 2005, the sales charge percentage is based upon the current Purchase Payment accepted plus the greater of: 1) aggregate Purchase Payments made under your Contract; or 2) your current Contract Value on the date we accept your Purchase Payment.

Rights of Accumulation Program

The rights of accumulation program is not available for Contracts purchased on or after November 9, 2009. This means that if you purchased your Contract on or after November 9, 2009, we will not include certain qualifying mutual funds and Protective Life variable annuities that you own or own as a joint owner along with your Purchase Payment for the purpose of determining your sales charge.

Contracts purchased before November 9, 2009 continue to be eligible for the rights of accumulation program provided that your broker-dealer representative informs us in writing about the other qualifying mutual funds and/or variable annuities, you submit your Purchase Payment through your broker-dealer representative, and you meet all other requirements described in the prospectus. This program may be suspended or amended at any time without notice.

Waiver of Sales Charges

Effective November 9, 2009, we no longer waive sales charges for Contracts issued to family members of employees and registered representatives of any member of the selling group.